MACQUARIE

# International-Matex Tank Terminals

## Stephen Peet



>> April 3, 2007

MACQUARIE

# Agenda

- IMTT Investment and Deal Structure
- IMTT Distributions-Overview
- Growing IMTT's Distributable Cashflow

# IMTT Investment and Deal Structure

- MIC invested $257 million for a 50% interest in the company that owns IMTT
  - A portion of MIC's investment ($150 million) reduced IMTT's debt
  - MIC's investment is accounted for under the equity method
- MIC receives a fixed quarterly distribution of $7 million through end 2008. Thereafter fixed distribution replaced by variable, formula-driven distribution of 50% of CF-Operations, less 50% of maintenance and environmental capex – effectively IMTT CAD
  - Fixed distribution equals 10.9% yield on MIC's investment
  - A large portion of IMTT's distributions to MIC is reflected in MIC's CF-Investing

# IMTT Distributions-Overview

- IMTT is currently not covering distributions to its shareholders from its CAD.

- Expect IMTT to grow EBITDA and CAD through 2009 both organically and through investment in contracted capacity expansions.

- IMTT 2006 EBITDA of $83.988 million (which included $1.93m of non-cash mark to market gain on interest rate swaps) included **no** contribution from expansion projects discussed on subsequent slides.

- Subject to market conditions and the volume, timing and profitability of expansion projects- anticipate distributions from IMTT to its shareholders being sustained at current level and grown over time.

# Growing IMTT's Distributable Cashflow-Organic

## ORGANIC GROWTH

- Continued favorable supply/demand balance for bulk liquid storage in key markets due to increased geographical separation of product supply and demand, increase range of product specs, bio-fuels and supply side constraints
- These are not temporary phenomena
- IMTT achieving real growth in storage rates: **4.7%** growth in average storage rates in 2005, **7.1%** growth in 2006 and anticipating approximately the **same as 2006 in 2007 (majority of 2007 rate growth already locked in)**
- Opex growing at moderate margin over CPI so solid operational leverage and EBITDA and CAD anticipated to grow faster than revenue

# Growing IMTT's Distributable Cashflow- Contracted Capacity Expansion

- New storage tanks – Louisiana Terminals (excl. Geismar)
  - 15 tanks, 1.5 million barrels of storage
  - $39 million total investment
  - Expected EBITDA contribution of $6.4 million p.a. (6 year payback, 50+ years asset life)
  - Construction completed for 7 tanks, balance on line during 2007
- Not speculative – backed by signed contracts that provide for return of invested capital over original contract term or to be rented to existing customers while their tanks are being serviced



# Growing IMTT's Distributable Cashflow- Contracted Capacity Expansion

MACQUARIE

- New storage tanks – Quebec Terminal
  - IMTT owns 66% interest in Quebec terminal
  - Constructing 4 tanks at a cost of $7.2 million
  - Expected EBITDA contribution of $1.6 million p.a. (4.5 year payback, 50+ years asset life)
  - On line during 2007
- Not speculative – backed by signed contracts



# Growing IMTT's Distributable Cashflow- Contracted Capacity Expansion

- Geismar- Logistics Centre and Other Expansions
  - Chemicals storage, handling, blending, packaging, shipping - approximately 428,000 bbls of storage
  - $160 million of capex committed – approximately 55% of construction costs currently under contract
  - Backed by long term contract with "anchor" customer that, subject to throughput volumes, provides for return of and return on capital invested over its initial term
  - Expected contribution to EBITDA of minimum of $18.8 million p.a.
  - On line at end of Q1/ Early Q2 2008.
- Opportunity to do business with other third parties using land and docks transferred to IMTT as part of GLC transaction
  - First such example is recently signed methanol project: 430k bbls of storage, $12.5m Capex, EBITDA $2.8 million p.a., on-line early 2008

# Growing IMTT's Distributable Cashflow- Contracted Capacity Expansion


Drumming / handling facility
Storage tanks in 3 clusters
Docks and Methanol Project Area

# Growing IMTT's Distributable Cashflow-Contracted Capacity Expansion



Drumming / Handling Facility

Storage tanks (3 clusters)

Docks and Methanol Project Area

# Growing IMTT's Distributable Cashflow- Contracted Capacity Expansion





# Growing IMTT's Distributable Cashflow- Contracted Capacity Expansion

- Summary of Projects Currently Under Customer Contract
  - All projects currently under customer contract expected to be on-line well before 2009 when fixed distribution period ends
  - Expansion projects made **no** contribution to IMTT 2006 EBITDA of $83.988 million (which included $1.93m of non-cash mark to market gain on interest rate swaps)
  - Total invested capital commitment: **$220 million (all expected to be debt funded by IMTT from low current leverage level)**
  - Annual EBITDA contribution from projects: **$30 million**
- Outlook for Additional Projects Beyond Currently Contracted
  - 7 new expansion projects with aggregate investment commitment of $34 million and projected EBITDA contribution of $6.7 million p.a. signed in only ~12 months since acquisition closed.
  - Pipeline of additional prospects at existing terminals that can be brought on line before 2009 remains strong. Rates of return likely to be similar to Louisiana, Quebec, Methanol projects

# Summary

- 2006 IMTT EBITDA of $83.988 million (which included $1.93m of non-cash mark to market gain on interest rate swaps)
- Storage rate growth in 2007 projected at ~7%, majority already locked in
- Operational leverage contributing to EBITDA growth rate exceeding revenue growth rate
- New projects under customer contract expected to be adding $30 million to IMTT EBITDA annually by end of 2008
- Pipeline of additional expansion projects strong
- 2009 EBITDA and CAD expected to be substantially above 2006 level as a result

MACQUARIE

# Airport Services Business

Louis T. Pepper, CEO



>> April 3, 2007

# Agenda

MACQUARIE

- > What We Do
- > Growth Drivers, Key Initiatives
- > Risks, Opportunities

# What We Do



# What We Do

- Provider of fuel, terminal and hangar services to owners and pilots of general aviation jet aircraft
  - Limited service to commercial airlines
  - Outsourced maintenance and repair
- Target market – service conscious, time sensitive consumer
  - Focus on service, safety and security
- Local airport authority is our landlord

# What We Do

- Atlantic value proposition
  - Superior service – safe, efficient
  - High-quality facilities
- Advantages relative to competitors
  - Avoid the "price sensitive" consumer
  - Attractive general aviation destinations




ATLANTIC

# Growth Drivers, Key Initiatives



# Growth Drivers, Key Initiatives

> Fuel consumption forecasts – FAA



FAA Forecast Trajectory CAGR 7.8%
Actual Trajectory Lower
Jet A Fuel Gallons (Millions)
3500.00
3000.00
2500.00
2000.00
1500.00
1000.00
500.00
0.00
2000
2005
2010
2015
Forecast (Historical)
Actual / Forecast

Source: FAA

# Growth Drivers, Key Initiatives

> Forecast growth in US business jet fleet

- Impact of fractionals, fuel prices



25000
20000
15000
10000
5000
0
GA Turbo Jet Aircraft
Turbo Jet Fleet
CAGR of 6.0%
2000
2005
2010
2015

Source: FAA

# Growth Drivers, Key Initiatives

MACQUARIE

- Atlantic Point-of-Sale system
- Re-Branding
  - Importance of scale
  - Synergies
  - Efficiencies
- Proven track record of success
  - Protecting, growing margins on fuel sales
  - Growing fuel volumes, improving service

# Risks, Opportunities



# Risks, Opportunities

- Legislative issues
  - Proposed increase in GA FET on fuel
  - Proposed ban on Stage 1 and 2 business jets
- Security matters
- Operations
  - Facility costs
  - Personnel-related costs
  - Competition for employees, management and customers

MACQUARIE

# Risks, Opportunities

- Growth through acquisition
  - Characteristics of an attractive FBO
    - Strong market
    - Long term lease
    - 1st class facilities and amenities
  - Benefits to customers
- Atlantic as an acquirer
  - Credibility with airport management
  - Employee acceptance
  - Ability to execute on a timely basis

# Risks, Opportunities



Atlantic
GAH
AvPorts
LVE
Trajen
Supermarine

Atlantic operates an additional 4 FBOs in Alaska

# Summary

- Atlantic intends to lead the market in service and performance
- Industry fundamentals and superior execution on the part of Atlantic will drive continued growth
- Business risks have been managed to a low level, opportunities for continued growth are good

MACQUARIE

# MIC and Regulated Utilities

## Andrew Chapman



>> April 3, 2007

MACQUARIE

# Agenda

> The Gas Company

> Growth Drivers, Key Initiatives

> Utility Opportunities

MACQUARIE

THE GAS COMPANY


KAUAI
OAHU
MOLOKAI
MAUI
LANAI
KAHOOLAWE
HAWAII

THE GAS COMPANY

## REGULATED SNG BUSINESS

| | | | |
|---|---|---|---|
| Customers | 35,717 | Location | Primarily Oahu |


KAUAI
OAHU
MOLOKAI
MAUI
LANAI
KAHOOLAWE
HAWAII

## KEY ASSETS

- SNG manufacturing plant
  - 20 year remaining economic life
  - Co-located with refineries
  - Contracted feedstock supply
- 1400 miles buried pipelines
- HPUC franchise
- Call center and back-office support
- Only regulated gas company in Hawaii

HIGH BARRIERS TO ENTRY

MACQUARIE

THE GAS COMPANY

## NON-REGULATED LPG BUSINESS

| Customers | 32,183 | Location | All Neighbor Islands |
|---|---|---|---|



KAUAI
OAHU
MOLOKAI
MAUI
LANAI
KAHOOLAWE
HAWAII

## KEY ASSETS

- Sole owner of LPG terminal
  - Facilities on Hawaii Neighbor Islands
- Leases only Jones Act qualified inter-island LPG barges
- ~75 % LPG market share across Neighbor Islands

**HIGH BARRIERS TO ENTRY**

MACQUARIE

THE GAS COMPANY


KAUAI
OAHU
MOLOKAI
MAUI
LANAI
KAHOOLAWE
HAWAII
US Mainland 2,243 miles
Asia/Japan 4,085 miles
Australia/New Zealand 5,109 miles
South America 5,070 miles

## HAWAII'S ENERGY CHALLENGE

- Insufficient / underdeveloped native energy resources
- Growing energy demands
- Depends on crude oil imports for
  - Electricity
  - Diesel
  - SNG
  - LPG
  - Transport Fuel
    - Aviation
    - Vehicles
    - Marine

MACQUARIE

THE GAS COMPANY

> Advantage gas: Spark Spread

| Island | Electric | REGULATED SNG/LPG | | NON-REGULATED LPG | | | |
|---|---|---|---|---|---|---|---|
| | | Gas Utility | | Gas Tank | | Gas Cylinder (RANGE & DRYER) | |
| | Cost | Cost | Gas Saves | Cost | Gas Saves | Cost | Gas Saves |
| Oahu | $ 80.53 | $ 67.62 | 16% | $ 68.23 | 15% | $ 33.41 | -8% |
| Hawaii-Hilo | $ 125.08 | $ 72.27 | 42% | $ 70.49 | 44% | $ 35.29 | 22% |
| Hawaii-Kona | $ 125.08 | $ 72.27 | 42% | $ 70.49 | 44% | $ 35.29 | 22% |
| Maui | $ 116.27 | $ 61.14 | 46% | $ 70.23 | 40% | $ 35.03 | 17% |
| Kauai | $ 132.77 | $ 67.60 | 49% | $ 70.72 | 47% | $ 35.52 | 25% |
| Molokai | $ 136.24 | $ 64.34 | 53% | $ 70.83 | 48% | $ 35.63 | 27% |
| Lanai | $ 127.95 | N/A | N/A | $ 70.58 | 45% | $ 35.38 | 23% |

> Advantage gas: Reliability

- Buried infrastructure (regulated) and on-site LPG storage is more storm-resistant


THE GAS COMPANY

MACQUARIE

THE GAS COMPANY

## Spark spread, reliability and aesthetics mean… pricing power

### Regulated SNG

- Rates set by Hawaii Public Utilities Commission
- HPUC sets base rates to recover
  - Costs and taxes
  - return of investment (depreciation)
  - return on investment (interest and profit)
- Fuel cost is passed through without a base rate case
- Base rate filings initiated by utility, not HPUC
- Strategy is to optimize capex, operating initiatives and rate cases

### Non-Regulated LPG

- Dominant market position on all islands
- Only LPG provider with dedicated inter-island transfer capability
- Same fuel cost as competitors but a more reliable service provider

MACQUARIE

THE GAS COMPANY

| | Regulated SNG | Non-Regulated LPG |
|---|---|---|
| **BARRIERS TO ENTRY** | > SNG Plant<br>> Buried distribution system<br>> Public utility franchise | > Market share<br>> LPG Terminal/Storage<br>> Barging Network |
| **PRICING POWER** | > Regulated rates<br>> Spark Spread<br>> Reliability<br>> Aesthetics | > Market Share<br>> Spark Spread<br>> Reliability<br>> Aesthetics |
| **MANAGEABLE CAPEX** | > Substantial upgrades by prior owner<br>> Remaining SNG plant life | > Incremental capex tracks with customer loads |
| **LIMITED COMMODITY PRICE RISK** | > Fuel cost pass-through | > Supply cost comparable to competition |

THE GAS COMPANY

> Macro Drivers


1,300,000
1,250,000
1,200,000
1,150,000
1997
1999
2001
2003
2005
Hawaii Population


8,000,000
7,000,000
6,000,000
5,000,000
1995
1997
1999
2001
2003
2005
Hawaii Tourists

> Marketing Positioning

| Initiative | Customer Segment | Benefit | Risk |
|---|---|---|---|
| Large Customer Account Management | Commercial / Industrial | Customer retention<br>Load expansion | Low |
| Gas as a Lifestyle fuel | Affluent Residential | Customer growth<br>Increase per customer use | Low |
| CHP Project Delivery / Operation | Commercial | Project returns<br>Fuel sales | Medium |

> Pricing

| | |
|---|---|
| **- Non-regulated** | Shift to index-based pricing with fixed spread (Complete) |
| **- Regulated** | Rate case under consideration |

# Opportunities in Regulated Utilities

## MACQUARIE'S VALUE ADD

> Disciplined Asset Management Process

Transition Planning & Execution ▶▶ Business Planning ▶▶ Performance Reporting ▶▶ Risk Management

> Global Buying Power

- Insurance
- Vehicle maintenance
- Benefits

> Sector Expertise

- Regulatory strategy
- LPG/SNG marketing & strategy

> Financing and Tax Strategy

# Opportunities In Regulated Utilities

## Number of Investor Owned Utilities


Electric
219
Water
330
Gas
339

## Market Capitalization of BBG Utility Indices

$ BILLIONS


Electric
526.8
Gas
51.1
Water
9.03

# Opportunities In Regulated Utilities

## MIC INVESTMENT CRITERIA

| Regulated Utility Sector | Essential Service/No Substitutes | Low Commodity Risk | Low Technology Risk | Barriers To Entry | Stable Regulation | Manageable Cap Ex | Growth Prospects |
|---|---|---|---|---|---|---|---|
| **Water** | Yes | Yes | Yes | Yes | Varies by State | Varies | Varies but Generally low |
| **Gas Distribution** | Limited Substitutes | Requires Gas Price Pass-thru | Yes | Yes | Varies by State | Varies | Varies |
| **Electric Transmission & Distribution** | Limited Substitutes | Requires Fuel Price Pass-thru | Yes | Yes | Varies by State FERC Is stable | Yes | Varies |
| **Electric Generation** | Limited Substitutes | No | No | No | Limited Regulation | Yes | Yes, at this time |

# Opportunities In Regulated Utilities

## Political sensitivities vary by sector

| Electric | Gas Distribution | Water |
|---|---|---|
| > Limited environmental concerns with transmission & distribution | > Limited environmental concerns | > Public Health<br>> Land Use<br>> Environmental Quality |
| > Public Safety | > Public Safety | > Public safety (fire service) |
| > Rates | > Rates | > Rates ("Water is free") |
| > Reliability | | |

* All political risks can be managed by a strong, locally based, management team

# Opportunities In Regulated Utilities

## Selection Criteria

Manageable Price Pressure & Reasonable Rate Case Forecast

> Organic Growth Prospects
> Manageable Cost Base
> Predictable Capital Outlays

Prospects for Successful Rate Case Outcomes

> Effective Service Delivery & Customer Reputation
> Fair Regulatory Environment
> Strong, Connected, Management

# Opportunities In Regulated Utilities

**ORGANIC GROWTH PROSPECTS**

> Favorable demographics
> Favorable economic prospects
> Conversion opportunities (gas)

**MANAGEABLE COST BASE**

> Synergy prospects
> Effective business processes & systems
> Favorable labor agreements, benefits plans

**PREDICTABLE CAPITAL OUTLAYS**

> Surplus installed capacity
> Satisfactory asset condition
> Planned asset replacement programs

MACQUARIE

# Opportunities In Regulated Utilities

## Selection Criteria

Manageable Price Pressure & Reasonable Rate Case Forecast

- > Organic Growth Prospects
- > Manageable Cost Base
- > Predictable Capital Outlays

Prospects for Successful Rate Case Outcomes

- > Effective Service Delivery & Customer Reputation
- > Fair Regulatory Environment
- > Strong, Connected, Management

# Opportunities In Regulated Utilities

| | |
|---|---|
| **EFFECTIVE SERVICE DELIVERY & CUSTOMER REPUTATION** | > Management focus on customer service metrics<br>> Satisfactory service metrics<br>» Service reliability<br>» Call center performance<br>» Service Quality<br>» Low # complaints to regulator |
| **FAIR REGULATORY ENVIRONMENT** | > Appointed commission<br>> Future test year<br>> Cap Ex tracker<br>> Non-controllable cost pass-thru's<br>> Adequate ROE's, capital structure & tax policies |
| **STRONG, CONNECTED, MANAGEMENT** | Are they members of the "top 100"? |

# Opportunities In Regulated Utilities

## IDEAL OPPORTUNITY

> Total return on capital and regulatory asset base forecasted to grow at comparable annual rates

> Rate case forecast: Single digit (%) increases every 5 years

> Fair regulatory environment and good track record on prior cases

> Strong management and business processes

> Acquisition parameters

- Yield accretive in year 1

# Opportunities In Regulated Utilities

## MACQUARIE'S VALUE ADD

- Disciplined, knowledgeable asset selection process
- Strategy, business planning, disciplined asset management
- Regulatory strategy and execution
- Sector-specific expertise
  - Gas – AGL
  - Electric – DQE, UED (Duet)
  - Water – Aquarion, Thames
- Global purchasing power

# Summary



- TGC is a stable business backed by good fundamental drivers
- Macquarie's experience and expertise in regulated businesses add considerable value
- MIC has the potential to grow through acquisition of quality regulated businesses

MACQUARIE

# Macquarie Infrastructure Company

## Peter Stokes, CEO



>> April 3, 2007

# Macquarie Infrastructure Company 2007



>> April 3, 2007

# Agenda

> Sound Strategy, Well Executed
> Business Performance and Guidance
> Focus on Growth

MACQUARIE

# Sound Strategy, Well Executed



MACQUARIE

# Sound Strategy, Well Executed

> **Improve operations to increase cash generation**
  - Global experience and expertise of Macquarie in managing infrastructure businesses

> **Manage capital to maximize cash available for distribution**
  - Global resources, competitive cost of capital
  - Capital structures designed to grow – and protect – cash flows

> **Identify / execute acquisitions of quality, yield-accretive businesses**
  - Add scale in existing businesses with complementary acquisitions
  - Enter new sectors where MIC can achieve scale, leverage Macquarie expertise
  - Use core strengths of a global team to our competitive advantage

# Sound Strategy, Well Executed

> **Cash Available for Distribution increased to $71.7 million**
- 49.4% increase over 2005
- CAD equaled 103% of distributions

> **Three consecutive increases in quarterly distributions**

| 1Q'06 | 2Q'06 | 3Q'06 | 4Q'06 |
|---|---|---|---|
| $0.50 | $0.525 | $0.55 | $0.57 |

> **Tax efficient cash distributions***
- $0.59 qualified dividend
- $0.10 interest and other
- $1.385 reduction in basis

**Total Return in 2006 23.3%**



45.00
40.00
35.00
30.00
25.00
20.00
1000000
750000
500000
250000
0
1/3/2006
3/3/2006
5/3/2006
7/3/2006
9/3/2006
11/3/2006
Monthly Average Volume
MIC - Closing Price (NYSE)
MIC Price - TR

**Debt/Total Capitalization = 52.6%**

* Pro Forma: $2.075 distributed in 2006 excludes up to $2.24 per share of capital gains resulting from the sale of interests in three off-shore businesses

# Business Performance / Guidance



# Business Performance / Guidance

MACQUARIE

## AIRPORT SERVICES

- Fundamental driver of growth in distributable cash
  - FAA / aircraft manufacturer forecasts
- Initiatives to drive growth above fundamental drivers
  - Point-of-Sale system, network expansion
  - Focus on margin management
- Guidance for 2007
  - Cash capex of $7.5 million
  - Assumes timely closing of Santa Monica / Stewart

### Strong growth in our largest business



120
100
80
60
40
20
0
2005
2006
2007E
EBITDA
Non-Cash and Off-Setting Cash Items*

* Year on year including non-cash and offsetting cash items – gains/losses on derivatives, swap gains

| ($ Millions) | 2007E |
|---|---|
| **Gross Profit** | $215.0 – $223.0 |
| **EBITDA** | $94.3 – $102.3 |

# Business Performance / Guidance

## BULK LIQUID STORAGE

- Fundamental driver of growth in distributable cash
  - Contract escalators, high utilization rates, good renewals
- Initiatives to drive growth above fundamental drivers
  - Productive deployment of growth capex
  - Operational leverage
- Guidance for 2007
  - Fixed distribution of $28M
    - Equity pickup balance in cash from investing
  - Cash capex not in excess of $30 - $40 million

**History of consistent generation of cash**



100
75
50
25
0
2006
2007E
EBITDA

| ($ Millions) | 2007E |
|---|---|
| Gross Profit | $114.0 - $117.0 |
| EBITDA | $91.0 – $94.0 |

# Business Performance / Guidance

## GAS PRODUCTION AND DISTRIBUTION

- Fundamental driver of growth in distributable cash
  - Regulated and non-regulated business – population / tourism growth
- Initiatives to drive growth above fundamental drivers
  - Improved marketing – Macquarie experience
- Guidance for 2007
  - Cash capex $5.0 million
  - Additional FAC $2.5 million – funded from escrow

### Regulated stability in performance



30
25
20
15
10
5
0
2006
2007E
EBITDA
Non-Cash and Off-Setting Cash Items*

Note: Non-cash and off-setting cash items include gains/losses on derivatives, fuel adjustment charge and consumer credit reimbursements

| ($ Millions) | 2007E |
|---|---|
| Contribution Margin | $57.7 - $60.6 |
| EBITDA | $21.8 - $24.7 |

# Business Performance / Guidance

## DISTRICT ENERGY

- Fundamental driver of growth in distributable cash
  - Contract escalators
- Initiatives to drive growth above fundamental drivers
  - Development of new plant / capacity
  - Refinancing to term loan
- Guidance for 2007
  - Assumes "normal" summer
  - Capex debt funded

**A good example of all things infrastructure**



20
15
10
5
0
2005
2006
2007E
EBITDA

| ($ Millions) | 2007E |
|---|---|
| Gross Profit* | $20.6 - $21.6 |
| EBITDA | $16.7 - $17.7 |

Note: GP reduced by estimated $5.7M depreciation in revenue line

# Business Performance / Guidance

## AIRPORT PARKING

> Fundamental driver of growth in distributable cash
- FAA enplanement forecast +3.5% per year

> Initiatives to drive growth above fundamental drivers
- Benefits of refinancing
- Ongoing investment in yield management and IT systems

> Guidance for 2007
- GP reduced by RIL of $2.3 million
- EBITDA reduced by RIL of $2.3 million
- Cash capex $3.2 million

**Building on good momentum**



30
25
20
15
10
5
0
2005
2006
2007E
EBITDA
Non-Cash and Off-Setting Cash Items*

Note: Non-cash and off-setting cash items include rent in excess of lease, gains/losses on derivatives

| ($ Millions) | 2007E |
|---|---|
| Gross Profit | $25.9 - $27.9 |
| EBITDA | $19.6 - $21.6 |

# Focus on Growth



MACQUARIE

# Focus on Growth

## Platform opportunities

ASB – good, with fewer portfolio opportunities

BLS – history of good acquisitions

AP – remains highly fragmented industry

# Focus on Growth

MACQUARIE

## New sectors

Macquarie experience across 100+ businesses globally

US market – political / regulatory landscape is “blue sky”

Target – quality cash flows, yield accretive, $200M+ equity

EUROPE
UK
Arqiva
Birmingham Airport
Bristol Airport
East London Bus Group
Energy Power Resources (UK)
M6 Toll
Moto
NM Renewable Energy
Red Bee Media
Steam Packet
Thames Water*
Wales & West Utilities
Wightlink
Italy
Rome Airport
Belgium
Brussels Airport
Spain
Itevelesa
France
Autoroutes Paris Rhin Rhône*
Energy Power Resources
French windfarms
Germany
TanQuid (tank storage business)
Warnow Tunnel
Denmark
Copenhagen Airport
Portugal
Tagus Crossings
The Netherlands
European Directories**
NRE*
Netbeheer Haarlemmermeer*
Obragas Net*
Poland
Deep Sea Container Terminal
Sweden
Arlanda Express

United Arab Emirates
United Arab Emirates
AAIC
ICAD II

AFRICA
South Africa
Bakwena Platinum Corridor
N3 Toll
N4 Maputo Toll
Tanzania
Kilimanjaro Airport

Canada
407 ETR
AltaLink
Cardinal Power
Edmonton Ring Road
Leisureworld
Sea To Sky

Japan
Hakone Turnpike
Ibukiyama Driveway

China/Taiwan
Changshu Xinghua Port
Taiwan Broadband Communications

USA
AIR-serv
Aquarion*
Atlantic Aviation
Board Longyear
District Energy
Dulles Greenway
Duquesne Light*
Hanjin Container Terminals**
Icon Parking
Indiana Toll Road
International-Matex Tank Terminals
Parking Company of America
Skyway
Smarte Carte
South Bay Expressway
The Gas Company

South Korea
Baekyang Tunnel
Cheonan Nonsan Expressway
CJ CableNet
Daegu East Circular Road
Incheon Expressway
Incheon Grand Bridge
Kwangju 2nd Beltway, Section 1
Kwangju 2nd Beltway, Section 3
Machang Bridge
New Daegu Busan Expressway
Seosuwon-Osan-Pyungtaek Expressway
Seoul Chuncheon Expressway
Seoul Subway #9
SK E&S
Soojungsan Tunnel
Woomyunsan Tunnel
Yongin Seoul Expressway

Australia
Adelaide Airport
AlintaGas Networks
Broadcast Australia
Dampier-Bunbury
Electranet SA
Eastern Distributor (M1)
EastLink
Macquarie Regional Radioworks
Multinet
Prospect Water
Retirement Care Australia
Sydney Airport
Transtoll
United Energy Distribution
Westlink M7
Zig Inge

Eldercare
Metlifecare
Private Lifecare

MACQUARIE

# Focus on Growth

## Financial flexibility

$300 million undrawn acquisition revolver

S-3 "shelf" registration on file

MACQUARIE

# Summary

> Clear focus on executing a proven strategy

> High level of confidence that businesses will continue to perform well in 2007

> Continued acquisition opportunities in Macquarie-generated pipeline

MACQUARIE

# MIC Analyst Model

Jay A. Davis



>> April 3, 2007

MACQUARIE

# Agenda

> Model Theory

> Overview of Structure

> Model Practice

# Model Theory

> Sum-of–the-parts Discounted Cash Flow ("DCF") methodology
  - Specific drivers of cash generation in each business
  - 30 years model - terminal value has little impact
  - Emphasizes the long-term, cash generative nature of infrastructure businesses

> Key assumption: cost of capital (discount rates)

$$DCF = \frac{CF_1}{(1+r)^1} + \frac{CF_2}{(1+r)^2} + \dots + \frac{CF_n}{(1+r)^n}$$

CF = Cash Flow

r = discount rate (WACC)

# Model Theory

- Model combines "top down" and "bottom up" analysis features
  - Macro-economic assumptions underpin fundamental drivers
  - Industry and business specific variables underpin drivers of growth in excess of fundamentals
- Model will not produce an "accounting" result
  - Not a GAAP driven story
  - Portrays <u>cash</u> from bulk liquid storage, not <u>tax</u>



# Overview of Structure

- Consistent with our financial reporting
  - Same businesses, same order
  - Consolidating at MIC Inc.
  - Flowing through MIC LLC, net of public company expenses



Cover
Assumptions
ASB
BLS
GPD
DE
AP
MIC INC
MIC LLC Consolidated

# Overview of Structure

- Assumptions, e.g. inflation
- Businesses - tabular conventions in Excel©
- Key cells – Blue text on Light Blue fields
  - User variable inputs, i.e. growth rates
  - Approximately # in the model

User Inputs

- Three primary section per business, consistent with strategy
  - Specific assumptions – fundamental and other growth drivers
  - Output: operations calculations – capital management
  - Output: performance / valuation calculations

# Model Practice

Macquarie Infrastructure Company LLC
Investor Model
**General Assumptions**
Please refer to the Notes and 2006 10K included in the MIC Investor Package as a companion to the use of this Model.

## Model Assumptions

| | | |
|---|---|---|
| Model Start Date | Model_Start_Date | 31-Dec-04 |
| Current Valuation Date | Current_Date | 31-Dec-06 |
| Periodicity (periods per year) | Quarters | 4 |

## MIC Assumptions

| | | |
|---|---|---|
| Number of shares outstanding | ['000s] | 37,562 |
| Current market price | [$] | 36.90 |

| Ownership assumptions | | |
|---|---|---|
| DE | [%] | 100% |
| ASB | [%] | 100% |
| AP | [%] | 88% |
| GPD | [%] | 100% |
| BLS | [%] | 50% |

| Base Management Fee Table | | |
|---|---|---|
| | Net investment value ['000s] | % fee (quarterly) |
| 0 < | 500,000 | 0.3750% |
| 500,000 < | 1,500,000 | 0.3125% |
| 1,500,000 > | | 0.2500% |

## Interest and Escalator Assumptions

| Libor Table (USA) | Libor_Table | Row | 2005 | 2006 | 2007 |
|---|---|---|---|---|---|
| Libor | | 3 | 3.11% | 4.07% | 5.42% |

# Model Practice

| | | 31-Mar-07 | 30-Jun-07 |
|---|---|---|---|
| **Macquarie Infrastructure Company LLC** | | | |
| **Investor Model** | | | |
| **Airport Services Business** | | | |
| Please refer to the Notes and 2006 10K included in the MIC Investor Package as a companion to the use of this Model. | | | |
| Date | | 31-Mar-07 | 30-Jun-07 |
| Year | | 2007 | 2007 |
| Quarter | | 1 | 2 |
| Growth Flag | | 1 | - |
| **Escalation Assumptions** | | | |
| CPI inflation | [%pa] | 2.00% | 2.00% |
| CPI Index | [%] | 102.00% | 102.00% |
| FAA General Aviation Jet A fuel growth rate | [%pa] | 9.12% | 9.12% |
| **Revenue Assumptions** | | | |
| Real Fuel Revenue growth | [%pa] | -% | -% |
| Real Non-fuel revenue growth | [%pa] | -% | -% |
| Incremental return on growth capex | [%pa] | -% | -% |
| **Expense Assumptions** | | | |
| Real Fuel Cost growth | [%pa] | -% | -% |
| Real Non-fuel Cost growth | [%pa] | -% | -% |
| Real Selling, General & Administrative growth | [%pa] | -% | -% |
| **Capex Assumptions** | | | |
| Growth capex | [$ '000s] | | |
| Real Maintenance Capex Growth | [%pa] | -% | -% |

# Model Practice

## Debt Assumptions

| Debt Assumptions Table | Tranche 1 | Tranche 2 | Swap rate |
|---|---|---|---|
| Principal @ 31/12/2006 | 480,000 | 7,000 | |
| Establishment date | 30-Sep-06 | 31-Dec-05 | |
| First Refinance Date | 31-Dec-08 | | |
| Debt type | Bullet | Revolver | |
| Refinancing fee | 1.00% | | |
| Refinancing frequency (quarters) | 12 | | |
| Period 1 margin end date | 31-Dec-08 | 31-Dec-08 | |
| Period 1 margin | 1.75% | 1.75% | |
| Period 2 margin end date | 31-Dec-10 | 31-Dec-10 | |
| Period 2 margin | 2.00% | 2.00% | |
| Period 3 margin | 2.00% | 2.00% | |
| **Swap end date(s)** | | | |
| | 30-Sep-07 | | 4.27% |
| | 31-Dec-07 | | 4.73% |
| | 30-Sep-09 | | 4.85% |
| | 31-Dec-10 | | 4.98% |
| | 31-Dec-10 | | 5.52% |
| **Regearing Assumptions** | | | |
| Assume regearing at refinance? (1= Yes; 0= No) | 1 | | |
| Target TTM DSCR | 2.2x | | |

# Model Practice

| Cashflow Analysis | | | |
|---|---|---|---|
| Cash Operating revenues | [$ '000s] | 98,083 | 98,083 |
| Cash Operating costs | [$ '000s] | (74,417) | (74,417) |
| **EBITDA** | [$ '000s] | 23,666 | 23,666 |
| Maintenance capex | [$ '000s] | (1,811) | (1,811) |
| Growth capex | [$ '000s] | - | - |
| Withdrawals from capex prefunding reserve | [$ '000s] | - | - |
| Other | [$ '000s] | | |
| **Cashflow available for Debt Service** | [$ '000s] | 21,856 | 21,856 |
| Debt interest | [$ '000s] | (7,796) | (7,796) |
| (Debt repayment)/additional drawdown excluding refinancing fees | [$ '000s] | - | - |
| Total debt service | [$ '000s] | (7,796) | (7,796) |
| **Cashflow available after Debt Service** | [$ '000s] | 14,060 | 14,060 |
| (Deposits)/Withdrawals from debt service reserve | [$ '000s] | 173 | (160) |
| **Pre-tax Cashflow available to Equity** | [$ '000s] | 14,233 | 13,900 |

| Terminal Value | | | |
|---|---|---|---|
| EBITDA | [$ '000s] | 23,666 | 23,666 |
| Value of asset in TV year | [$ '000s] | - | - |
| Debt outstanding | [$ '000s] | - | - |
| Terminal Value | [$ '000s] | - | - |

# Model Practice

| | | | |
|---|---|---|---|
| **Distributions to Equity** | | | |
| Cashflow available to equity | [$ '000s] | 14,233 | 13,900 |
| Terminal value | [$ '000s] | - | - |
| Pre-tax Distributions to Equity @ 100% | [$ '000s] | 14,233 | 13,900 |
| **Valuation** | | | |
| **Valuation Assumptions** | | | |
| Pre-tax risk premium | [%pa] | -% | -% |
| Current risk free rate | [%pa] | 4.76% | 4.76% |
| Current discount rate | [%pa] | 4.76% | 4.76% |
| Valuation date | 31-Dec-06 | | |
| Value cashflows until date | 31-Dec-30 | | |
| Distributions to MIC INC | [$ '000s] | 14,233 | 13,900 |
| Pre-tax NPV | [$ '000s] | 2,798,168 | 2,816,393 |

# Summary

> DCF methodology accurately reflects the cash flow generating characteristics of infrastructure businesses

> Structure of the Analyst Model follows MIC's other filings

> Model is a necessarily simplified view of MIC, one that can be used to supplement other analyses or provide a quick tutorial

The 2007 MIC Analyst Model will be available for distribution to interested investors and analysts during the week of April 9, 2007